Exhibit 10.1

June 10, 2016

Babcock & Wilcox Enterprises Inc.
The Harris Building
13024 Ballantyne Corporate Place, Suite 700
Charlotte, North Carolina 28277

Re:	Amendment No. 1 to the Credit Agreement (this “Amendment”)

Ladies and Gentleman:

Reference is hereby made to that certain Credit Agreement entered into as of May 11, 2015, among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation, as the borrower hereunder (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used herein but otherwise not defined herein shall have the meanings provided to such terms in the Credit Agreement.

The Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as more fully set forth herein. The Administrative Agent and the Lenders identified on the signature pages hereto have approved the requested amendments on the terms and conditions set forth in this Amendment.

Accordingly, the parties hereto agree that, effective as of the date hereof, the Credit Agreement is hereby amended as follows:

Section 7.09 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“7.09    Burdensome Agreements. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) other than for any Subsidiary that is not a Wholly-Owned Subsidiary, agree to enter into or suffer to exist or become effective any consensual encumbrance or consensual restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or enter into any Guaranty Obligation or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower or (b) other than customary non-assignment provisions in contracts entered into in the ordinary course of business, enter into or permit to exist or become effective any enforceable agreement prohibiting or limiting the ability of the Borrower or any Subsidiary to create, incur, assume or permit to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations, including any agreement requiring any other Indebtedness or Contractual Obligation to be equally and ratably secured with the Obligations; provided that the limitations of this Section 7.09 shall not apply to such limitations contained in (i) the Loan Documents, (ii) any agreement governing any Non-Recourse Indebtedness or any Indebtedness permitted by Section 7.01(b), (d), (e), (g) (in the case of any such Indebtedness, so long as any prohibition or limitation is only effective against the assets financed thereby) or (i) or (iii) any agreement of a Subsidiary that is not (and is not required to become) a Loan Party that is in existence at the time of, and is not entered into in anticipation of, the acquisition of such Person as a Subsidiary of the Borrower (and, with respect to this clause (iii), including any amendment, extension, amendment and restatement, replacement, refinancing or other modification of such agreement so long as the relevant limitations are not altered in any manner that is materially adverse to the interests of the Lenders).”

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78694154_3

Exhibit 10.1

The Borrower hereby represents and warrants that (a) both immediately prior and after giving effect to this Amendment, no Default exists and (b) the representations and warranties contained in Credit Agreement (as amended hereby) are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties (i) specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) contain a materiality or Material Adverse Effect qualifier, in which case such representations and warranties shall be true and correct in all respects).

This Amendment is a Loan Document. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.

This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York. Sections 10.04, 10.14 and 10.15 of the Credit Agreement are hereby incorporated herein by this reference.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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78694154_3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:    BABCOCK & WILCOX ENTERPRISES, INC.

By:	/s/ Mark A. Carano
Name:	Mark A. Carano
Title:	Senior Vice President, Corporate Development and Treasurer

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

ADMINISTRATIVE AGENT
AND LENDERS:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Bridgett J. Manduk Mowry
Name:	Bridgett J. Manduk Mowry
Title:	Vice President

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Stuart Bonomo
Name:	Stuart Bonomo
Title:	Director

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Grad
Name:	Michael Grad
Title:	Director

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Lauren Hom
Name:	Lauren Hom
Title:	Director

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

BNP PARIBAS, as a Lender and an L/C Issuer

By:	/s/ Joseph Mack
Name:	Joseph Mack
Title:	Vice President

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Stuart M. Jones
Name:	Stuart M. Jones
Title:	Senior Vice President

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Jeffrey Mills
Name:	Jeffrey Mills
Title:	Vice President

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

COMPASS BANK dba BBVA COMPASS, as a Lender

By:	/s/ Khoa Duong
Name:	Khoa Duong
Title:	Vice President

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender and an L/C Issuer

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

JP MORGAN CHASE BANK, NA.,
as a Lender and an L/C Issuer

By:	/s/ Antje Focke
Name:	Antje Focke
Title:	Executive Director

Babcock & Wilcox Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Canty
Name:	John Canty
Title:	Senior Vice President

Babcock & Wilcox, Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Benjamin C. Brown
Name:	Benjamin C. Brown
Title:	Assistant Vice President

Babcock & Wilcox, Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

TD BANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Craig Welch
Name:	Craig Welch
Title:	Senior Vice President

Babcock & Wilcox, Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

U.S. BANK NATIONAL ASSOCATION,
as a Lender

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Vice President

Babcock & Wilcox, Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Mark Felker
Name:	Mark Felker
Title:	Managing Director

Babcock & Wilcox, Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages

WHITNEY BANK, as a Lender

By:	/s/ Eric Luttrell
Name:	Eric Luttrell
Title:	Senior Vice President

Babcock & Wilcox, Enterprises, Inc.
Amendment No. 1 to Credit Agreement
Signature Pages